COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 7   COMMITMENTS AND CONTINGENT LIABILITIES
a. Commitments
The Company leases office space and vehicles under non-cancelable operating leases in various countries in which it does business.
The Israeli subsidiary subleases 1,305 square meters (approximately 14,047 square feet) for monthly rent of  $29 per square meter to a related party, which is an entity co-founded by the Chairman and CTO and the President and CEO of the Company (the “Company’s founders”). The current lease term expires on August 1, 2017 with automatic one-year renewals.
Future minimum annual lease commitments under all of the Company’s operating lease agreements are as follows:
U.S. dollars in thousands
Years ending December 31:
2017	4,037
2018	3,788
2019	3,618
2020	3,468
2021	3,447
Thereafter	6,475
24,833

Rent expenses net of sublease income for the Company for the years ended December 31, 2016, 2015 and 2014 were $3,116 thousand, $2,563 thousand and $2,211 thousand, respectively.
In January 2017, the Israeli subsidiary exercised its option to extend its office space rent agreement in an additional 5 years, starting from March 2019. As of December 31, 2016, the Company expected to realize the option and therefore the minimum lease payments are included in the table above.
In July 2015, the Israeli subsidiary entered into several agreements related to the acquisition of land in Jerusalem, Israel, which the Company intends to use for the construction of a new R&D and innovation center that will also host the Company’s headquarters. The Company estimates total costs related to the land acquisition of approximately $12 million. The agreements are subject to various closing conditions, including the receipt of certain regulatory approvals. As of December 31, 2016, the closing conditions had not all been met, and therefore, the effect of those agreements on the financial statements was not material. The closing conditions are expected to be met in March 2017.
b. Royalty and commissions bearing agreements
The Company has entered into a number of license and technology transfer agreements with third parties. The agreements allow the Company to utilize and leverage the third parties’ technology in order to integrate it into the Company’s products (“Integrated Product”). In consideration thereof, the Company is obligated to pay royalties to each of the third parties, for each unit of the applicable Integrated Product sold to other parties. As a result, the Company recorded during the years ended December 31, 2016, 2015 and 2014, expenses of approximately $2,199 thousand, $2,022 thousand and $1,768 thousand in the financial statements, respectively. These expenses are classified as a component of cost of revenues.
In connection with multiple contractor and agent agreements, the Company is committed to pay commissions up to 4% of the direct sales earned directly as a result of these agreements. These expenses are classified as a component of sales and marketing.
c. Contingent liabilities:
From time to time the Company may be a party to commercial and litigation matters involving claims against the Company. Management believes that there are no current matters that would have a material effect on the Company’s financial position or results of operations.
In April 2016, a complaint was filed against Mobileye N.V. and the U.S. subsidiary in the United States by an individual alleging that certain of the Company’s aftermarket products infringe one patent and seeking injunctive relief and unspecified monetary damages. In August 2016, the plaintiff voluntarily filed a dismissal of the claim, without prejudice.